EXHIBIT 23.2

                        CONSENT OF RYDER SCOTT COMPANY
                             PETROLEUM ENGINEERS

      We hereby consent to the incorporation by reference in Edisto Resources Corporation's previously filed Registration Statements on Form S-8 (Registration Nos. 33-74598 and 33-74600) and references to our firm contained in the Edisto Resources Corporation Annual Report on Form 10-K for the year ended December 31, 1996.

                                    /s/ Ryder Scott Company Petroleum Engineers
                                    RYDER SCOTT COMPANY
                                    PETROLEUM ENGINEERS
Houston, Texas
March 27, 1997